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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 1, 2001

                             McLEODUSA INCORPORATED
             (Exact name of registrant as specified in its charter)


            Delaware               0-20763                  42-1407240
        (State or Other          (Commission               (IRS Employer
Jurisdiction of Incorporation)   File Number)          Identification Number)

                    McLeodUSA Technology Park
                    6400 C Street S.W., P.O. Box 3177
                    Cedar Rapids, IA                        52406-3177
                    (Address of Principal                   (Zip Code)
                    Executive Offices)

       Registrant's telephone number, including area code: (319) 790-7800

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

        McLeodUSA recently made available a press release dated August 1, 2001 which reported senior management and Board of Directors changes, new equity investment by Forstmann Little, financial results for the second quarter ended June 30, 2001, updated 2001 guidance and preliminary 2002 targets. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Description.
     ------------

        (c)  Exhibits.

             99.1 August 1, 2001 Press Release re senior management and Board of Directors changes, new equity investment by Forstmann Little, financial results for the second quarter ended
                   June 30, 2001, updated 2001 guidance and preliminary 2002 targets.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 1, 2001        McLEODUSA INCORPORATED


                              By: /s/ Randall Rings
                                  -----------------------------------
                                  Randall Rings
                                  Group Vice President, Secretary and
                                        Chief Legal Officer

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                                  EXHIBIT INDEX

             99.1 August 1, 2001 Press Release re senior management and Board of Directors changes, new equity investment by Forstmann Little, financial results for the second quarter ended
                   June 30, 2001, updated 2001 guidance and preliminary 2002 targets.

                                       4